SALOMON BROTHERS SERIES FUND INC.

On behalf of

Salomon Brothers Balanced Fund

(the “Fund”)

SUPPLEMENT DATED AUGUST 1, 2005

TO

PROSPECTUS DATED APRIL 29, 2005

The information set forth under the heading, “Management,” in the Prospectus is revised and superseded to read as follows:

Management

Effective August 1, 2005, Patrick Hughes joins George J. Williamson as co-portfolio manager of the Fund. Mr. Hughes has been designated Executive Vice President of the Fund and is a Vice President of Salomon Brothers Asset Management Inc, the Fund’s adviser (“SaBAM”). Mr. Hughes is currently responsible for the day-to-day management of large cap core stocks for three mutual funds, a wrap program and private accounts. Mr. Hughes joined Citigroup or its predecessor firms in 1995.

SAM #0747